John Hancock Income Funds Supplement to the Prospectus and
           Statement of Additional Information dated September 1, 2001

John Hancock Intermediate Government Fund
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On November 20, 2001, the Fund's Trustees voted to make the following changes to
John Hancock Intermediate Government Fund:

o The Fund will temporarily close to new investors effective November 30, 2001 and will reopen on January 2, 2002.

o Effective January 2, 2002, the name of John Hancock Intermediate Government Fund will be changed to John Hancock Investment Grade Bond Fund.

o Effective January 2, 2002, the "Goal and Strategy" and "Main Risks" sections on pages 10 and 11 will be changed as described below.

Also, effective January 2, 2002, the sales charge schedule will change. The maximum rate for Class A shares will be 4.5% and the maximum rate for Class B deferred charge will be 5% (descending over six years).

GOAL AND STRATEGY

The fund seeks a high level of current income consistent with preservation of capital and maintenance of liquidity. In pursuing this goal, the fund normally invests at least 80% of net assets in investment grade debt securities (securities rated from AAA to BBB). Although the fund may invest in bonds of any maturity, it maintains a dollar-weighted average maturity of between three and ten years.

In managing the fund's portfolio, the managers concentrate on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the managers try to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at bonds of many different issuers, potentially including U.S. dollar-denominated securities of foreign governments and corporations.

The fund may invest in mortgage-related securities and certain other derivative (investments whose value is based on indexes or other securities).

In abnormal circumstances, the fund may temporarily invest more than 20% of assets in investment grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

MAIN RISKS

The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o If interest rates movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Certain derivatives could produce disproportionate losses.

o Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.

November 20, 2001